6. PROMISSORY NOTE	9 Months Ended
Sep. 30, 2012
Notes to Financial Statements
NOTE 6 - PROMISSORY NOTE

On April 10, 2012 the Company issued a non-interest bearing promissory note in the amount of $6,855,000 to Wyomex Limited Liability Company (“Wyomex”) secured by the Strong Creek and Iron Mountain properties. The note is repayable through advance minimum royalty payments of $62,500 (adjusted for the consumer price index in successive period) beginning six months from March 30, 2012 (“closing date”) and after receipt of the initial payment, and every six months thereafter, until the commencement of commercial production from the property. At the commencement of commercial production from the properties, the semi-annual advance minimum royalty shall convert to a 4.5% gross metal value royalty on iron ore and/or other mineral materials produced and sold from the property and, except for events of force majeure, in no event shall the production royalty paid to Wyomex be less than $150,000 in any given calendar year. Repayment of the promissory note may be demanded by Wyomex upon an event of default as defined in the agreement. Upon full settlement of the promissory note, the production royalty shall be reduced, and the Company shall pay Wyomex a gross metal value royalty of 1.5% for all iron product and/or other mineral materials mined and sold from the property. The estimated fair value of the note (based on estimated 14.03% interest rate) was calculated to be $1,081,676 on April 10, 2012. The Company recorded an accretion expense of $75,880 for the nine months ended September 30, 2012. As of September 30, 2012, the carrying value of the promissory note is $1,157,556.

At September 30, 2012, estimated contractual principal payments due on the promissory note for the next five years are as follows:

September 30, 2013	189,853
September 30, 2014	130,557
September 30, 2015	133,841
September 30, 2016	137,208
September 30, 2017	140,660
Total	$732,119